UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund Inc
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

GREENSPRING FUND

ANNUAL REPORT

DECEMBER 31, 2022

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund

February 2023

Dear Fellow Shareholders,

Greenspring Fund (the “Fund”) gained 7.6% during the fourth quarter, and finished 2022 down 8.7% in what was a very difficult market for both equity and fixed income investors. The Fund’s performance for the year compared quite favorably to many broad-based equity market indices, particularly those with heavy exposure to growth-oriented companies. Negative performance is disappointing for all investors, but our navigation of 2022’s treacherous markets did provide an element of welcome stability during a period of sharp market volatility.

The equity market declined at the start of the year as investors became increasingly concerned about the timing and magnitude of potential interest rate hikes the Federal Reserve (the “Fed”) might need to implement in order to corral what had become rapidly escalating inflation. Russia’s invasion of Ukraine and increasingly restrictive lockdown measures taken by China helped push food, energy and other prices higher. At its March meeting, the Fed, in an effort to gain control of inflationary expectations, began tightening financial conditions by raising the Federal Funds rate by 25 basis points, the first such increase since 2018. As the year progressed, the Fed continued to aggressively move rates higher, and continually raised its guidance for how high it might need to push rates in order to cool inflation. Given the aggressive nature of the Fed’s rate tightening, the market became extremely sensitive and reactive to data with respect to inflation and employment levels, as well as any associated Fed commentary. During much of the year, volatility within both equity and fixed income markets was significant, as investors tried to assess if the Fed would be able to effectively reduce the pace of inflation without tipping the economy into a recession.

The equity markets did post occasional rallies during the year, generally in response to inflation data that came in below expectations, fueling investor hopes that the Fed may be closer to the end of the rate hiking cycle, or even “pivot” to cutting rates later in 2023. However, these rallies were not sustained as Chairman Powell and other Fed members continuously threw cold water on this narrative, vowing to stay the course and indicating that rates would remain “higher-for-longer”. Ultimately, the sustained move higher in interest rates caused equity valuations to compress. Concerns of a slowing economy, lower corporate earnings, and the need to discount future earnings using a higher interest rate all combined to reduce equity valuations. This sell-off was most acutely seen in the higher-valued growth areas of the market but was felt, at some level, by almost all sectors of the market.

Greenspring Fund
Performance for the
Periods Ended December 31, 2022
Quarter	7.62%
Year to Date	-8.67%
1 Year	-8.67%
3 Years*	6.32%
5 Years*	5.47%
10 Years*	6.22%
15 Years*	5.55%
20 Years*	7.24%
Since inception on 7/1/83*	8.87%
Expense Ratio**	1.10%

*	annualized.
**	as stated in Prospectus dated 5-1-22. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

Fixed income markets, which had been relatively quiet over the last couple of years, were also quite volatile, particularly longer duration securities. With interest rates starting the year near historic lows, the Fed’s move to push rates higher resulted in many bond investors suffering meaningful

Greenspring Fund

losses. This was a significant change from recent years, as investors had grown accustomed to fixed income securities providing positive returns to their portfolios. However, unless an investor maintained a focus on very short duration securities this past year, fixed income securities did not deliver stability, but produced volatility and declines similar to that suffered in the equity markets.

INFLUENCES on FUND PERFORMANCE

As a group, the Fund’s equity securities declined in value in the high single-digit range for the year and accounted for the majority of the Fund’s negative performance for the year.  While disappointing to experience declines, the Fund’s equities significantly outperformed many of the broader equity indices. Despite the overall negative performance for the year, a number of the Fund’s equity holding had meaningful positive performances. The fixed income securities, in aggregate, posted a small loss and had little influence on the Fund’s overall performance. Of the individual securities that had the five largest impacts on the Fund’s performance, Amazon, Alphabet, Ziff Davis and Cisco Systems had negative returns, while EOG Resources had a positive return.

Within the broadly defined Communications Services sector, Alphabet and Ziff Davis both declined in value. Although Alphabet and Ziff Davis are very different companies, both businesses generate a significant amount of revenue and profits from digital advertising. The share prices of both of these holdings fell during the year as demand for digital advertising cooled, as many businesses reduced marketing expenditures in response to economic pressures and customers tightening their purse strings. We remain quite confident that both companies will successfully manage through this downturn in spending and will use their financial strength to improve their industry positions. With respect to Ziff Davis, its subscription software and data businesses, accounting for approximately 45% of revenue, should provide a consistent and growing stream of free cash flow that management can use to create additional value even if the digital advertising market remains slow. With considerable dry powder on the balance sheet and an excellent track record of capital deployment, management is in the enviable position of being able to acquire complementary businesses at attractive prices and/or opportunistically repurchase its shares. The Fund’s third holding within the sector, T-Mobile US, generated a positive return for the year. The share price of T-Mobile moved steadily higher during the year as the company delivered quarterly earnings consistently above expectations, grew its subscriber base, increased free cash flow generation and initiated a large share repurchase program.

The Fund’s four holdings within the Consumer Discretionary sector also had a significant influence on performance, with three declining in value and one, Rush Enterprises, virtually unchanged. Amazon’s share price fell throughout the year as management continued to adapt to a more normal, less pandemic-influenced retail environment. In hindsight, Amazon invested too aggressively in its infrastructure, assuming that the surge in demand during the pandemic would continue, and found itself over-staffed and with excess fulfillment capacity as shoppers returned to physical stores. Levi Strauss & Co., a new holding for the Fund during the year (discussed in further detail below) also declined, as the share price came under pressure from fears that inflation, higher interest rates and economic uncertainty would lead to a slowdown in consumer discretionary spending. The

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/22
Republic Services, Inc.	7.6%
KBR, Inc.	7.2%
T-Mobile USA, Inc.	4.0%
EMCOR Group, Inc.	3.7%
MYR Group, Inc.	3.5%
Johnson Controls International plc	3.4%
Ziff Davis, Inc.	3.3%
Primis Financial Corp.	3.1%
Alphabet, Inc. – Class C	2.9%
W.R. Berkley Corp.	2.5%

Greenspring Fund

Fund’s other holding in the sector, Wyndham Hotels and Resorts, reported solid operating results, but the share price declined throughout the year as valuations within the hotel industry moved lower in sympathy with the general equity sell-off.

The Fund maintained a heavy weighting to the Industrial sector during the year with nine holdings spread across a diverse group of industries. These equities generated mixed performance with five holdings declining in value while four moved higher. Johnson Controls, which provides a wide range of mechanical systems and digital solutions that make buildings more comfortable, safe, and energy efficient, had the greatest negative influence on performance. Johnson Controls fell victim to pandemic-induced supply chain challenges that plagued many companies. Difficulty in sourcing various parts and components necessary for both products and projects resulted in sales delays and caused earnings to fall slightly below expectations. Despite these obstacles, product demand remained quite strong with robust orders and project backlog growth. As we move into 2023, we anticipate improvements throughout the supply chain will begin to benefit Johnson Controls. EMCOR Group had the largest positive influence within the Fund’s Industrial holdings, with the stock moving higher during the second half of the year. EMCOR is one of the largest electrical and mechanical construction, energy management, and facilities services companies in the United States. After a somewhat slow start to the year, operations improved as the year progressed. Revenues and profit margins increased along with solid growth in project backlog, helping to provide visibility with respect to a positive outlook for 2023. We continue to believe that EMCOR is well-positioned as a prime contractor within the important datacenter, e-commerce logistics, water/wastewater and healthcare markets and will further benefit from the current push to bring manufacturing back to the United States.

Greenspring Fund
Ten Largest 2022 Purchases
Common Stocks:
Levi Strauss & Co. – Class A
Envista Holdings Corp.
T-Mobile US Inc.
Nextera Energy, Inc.
Cannae Holdings, Inc.
Bonds:
Digitalbridge Group, Inc.5.00% 4/15/23
Arrow Bidco LLC 144A 9.50% 3/15/24
New Fortress Energy, Inc. 144A 6.75% 9/15/25
Change Healthcare Holdings 144A 5.75% 3/1/25
Consensus Cloud Solution 144A 6.0% 10/15/26

The Fund’s holdings within the Energy sector had the greatest positive influence on the portfolio, led by EOG Resources, a long-time Fund investment. EOG is one of the largest independent crude oil and natural gas exploration and production companies in the United States, with operations in several major U.S. production basins. We believe EOG is an extremely well-managed company that has used technology and proprietary data collected over many years to identify a multi-year inventory of premium drilling locations across its vast land holdings. EOG’s rock-solid balance sheet and significant free cash flow generation allow it to grow production and return a substantial amount of cash to shareholders, as evidenced by the payment of regular and special quarterly dividends. From our perspective, EOG’s

Greenspring Fund
Ten Largest 2022 Sales
Common Stocks:
Amdocs Limited
Republic Services, Inc.
CMS Energy Corp.
United Parcel Services, Inc.
Alphabet, Inc. – Class C
Bonds:
FireEye, Inc. 1.625% 6/1/35
Welbilt, Inc.9.50% 2/15/24
Change Healthcare Holdings 144A 5.75% 3/1/25
Dun & Bradstreet Corp. 144A 6.875% 8/15/26
Icahn Enterprises 6.75% 2/1/24

Greenspring Fund

management has created and fostered an innovative, entrepreneurial culture that is greatly admired in the oil and gas industry and has a proven track record of executing its business plans.

PORTFOLIO ACTIVITY

Throughout the year, we made adjustments to the portfolio that we believe position it for not only the current economic and market environments but also for the future. The most significant new equity purchases during the year include Levi Strauss & Co., Envista Holdings and Cannae Holdings.

Levi Strauss & Co. (“Levi’s”) is one of the world’s largest brand-name apparel companies, with a number of popular brands such as Levi’s, Dockers and Beyond Yoga. Levi’s products are sold in over 110 countries through department stores, chain retailers, online sites, and branded retail stores. As the leading name in denim jeans, Levi’s is well-positioned to capitalize on recent apparel trends. We expect the “casualization” of the workforce that accelerated during the pandemic to continue, with many employers adopting more relaxed in-office dress codes and more flexible, work-from-home environments. Fashion trends are also shifting as consumers seem to be moving away from tight “skinny jeans” toward more comfortable, looser fits. We expect Levi’s profitability to remain resilient despite slower overall consumer discretionary spending, as the company benefits from strong pricing power, a diverse supply chain footprint, and less exposure to low-priced retailers, where consumers have pulled back spending the most. We also see limited inventory risk, since jeans tend to be all-season staples with relatively low fashion risk. Management has proven to be good stewards of shareholder capital by strengthening the balance sheet through debt reduction and investing to expand e-commerce sales, a more profitable channel than traditional brick-and-mortar retail partners. We believe management has significant flexibility to build shareholder value through tuck-in acquisitions, paying a growing dividend and repurchasing shares.

Greenspring Fund
Portfolio Allocation
as of December 31, 2022

Envista is a leading global dental products manufacturer with over 30 brands found in dental offices throughout the world. The share price declined significantly during much of 2022 amidst myriad investor concerns.  Investors grew skeptical of Envista’s near-term earnings growth rate as supply chain issues, COVID lockdowns in China, recession fears in the United States and Europe, and inflationary price pressures ignited fears that the consumer might reduce spending on dental visits and procedures. Looking past this current period of uncertainty, we believe that Envista is well-positioned to deliver a higher long-term growth profile, with particular strength in the faster-growing orthodontics and restorative dentistry channels given its market-leading products in wire and bracket braces, tooth implants, and a recently launched clear aligner brand called Spark. With a culture

Greenspring Fund
Portfolio Allocation
as of December 31, 2021

Greenspring Fund

of continuous profitability improvement and a strong balance sheet, we took advantage of the weakness in the stock price late in 2022 to purchase shares of this high quality business at an attractive price relative to our estimate of its long-term growth potential.

Cannae Holdings is a diversified holding company led by Bill Foley, a well-respected, experienced investor whose prior successes include investments in technology and data-driven financial services firms such as Fidelity National Financial and Black Knight, Inc. Cannae often takes a meaningful ownership stake in another company and becomes actively involved in management of the business in an effort to maximize the value of its investment. Currently, Cannae’s largest investment is in the shares of Dun & Bradstreet, a well-known business services company (and a Fund holding), where Cannae is working to improve both the current profitability and long-term growth rate. We purchased the Cannae shares at a significant discount to the market value of its investment portfolio. We viewed the purchase of Cannae shares as an opportunistic way to buy Dun & Bradstreet, a company we already find attractively valued, at a discount. If Dun & Bradstreet’s share price increases in value, the Fund should benefit from both its holdings of Cannae as well as Dun & Bradstreet. If other holdings within the Cannae portfolio appreciate in value, the Fund should also benefit. Cannae has been aggressively repurchasing shares of its stock, looking to create value for its remaining shareholders by retiring its stock at a discount to the market value of its portfolio. We remain excited by the various ways the Fund may potentially profit from its investments in Cannae and Dun & Bradstreet.

We also took advantage of market volatility throughout the year to add to certain existing equity positions. The more significant of these transactions included additional purchases of shares in T-Mobile US, NextEra Energy and Dun & Bradstreet.

We sold the vast majority of the Fund’s holdings in Special Purpose Acquisition Companies (“SPACs”) with the sales more heavily weighted to the second half of the year. As we discussed in previous letters, we viewed the SPAC investments as alternative short-term fixed income investments. As a group, the Fund’s SPAC’s performed as expected, delivering reasonable positive returns when compared to short term interest rates, with very little price volatility, both very attractive features during a year when most asset classes declined significantly. As interest rates moved higher during the year, we redeployed SPAC sales proceeds into other holdings that we believe have the potential for higher returns. We also sold the Fund’s entire position in CMS Energy and Americold Realty Trust and reduced the position size of several other Fund holdings with the most significant sales including reductions in the shares of Amdocs, Republic Services, United Parcel Service and Alphabet.

OUTLOOK

For well over a decade now, investors have benefitted from an environment of low inflation and very accommodative monetary policy, as the Fed frequently injected liquidity into the system and kept interest rates extremely low. Supported by a generally benign inflation backdrop, the Fed would often cut rates at the first sign of economic weakness and provide support to the financial markets (the “Fed Put”), boosting investor confidence and instilling a “buy the dip” mentality in the equity markets. With low interest rates and a belief that the Fed would not allow a prolonged market correction, investors searched for ever-higher returns, willing to pay lofty prices for rapidly-growing and highly-speculative companies, betting that the continuation of easy access to capital would fund operating losses, while waiting for the potential award of earnings far in the future. From mega-cap technology stocks to start-up electric vehicle makers to cryptocurrency, valuations across large swaths of the market moved to record levels.

This paradigm, however, was rocked during 2022. Unexpectedly high and prolonged inflation spurred the Fed to aggressively move away from its easy monetary policy, and it raised interest rates at a pace not seen since the 1980’s, while also ending its most recent quantitative easing program established in the early days of the pandemic. With investors now able to generate improved

Greenspring Fund

current income from common stock dividends and bonds, they may be far less motivated to invest in future promises, as they did in a very low interest rate environment. We expect this environment to continue to push investors away from a “hopes and dreams” mentality and back towards prioritizing traditional quality and valuation measures, which aligns very well with Greenspring Fund’s investment approach. As always, we seek to invest in companies that have strong franchises with fiscally-responsible balance sheets and significant free cash flow generation. In the near term, we expect market volatility to continue as investors grapple with monetary, economic, and geopolitical uncertainty, but we will continue to take advantage of the market’s volatility as we seek value-creating opportunities for the portfolio.

It was certainly another eventful year, and we thank you for your confidence and investment in Greenspring Fund. We look forward to updating you on our performance at the end of the first quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting	Michael Goodman
Portfolio Manager	Co-Chief Investment Officer	Portfolio Manager
Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Special Purpose Acquisition Companies are generally formed for the purpose of effecting a merger or other form of business combination within a finite period of time. SPACs, especially those that have recently completed their initial public offerings, may be unseasoned and lack significant trading, operational and/or financial reporting history. Prior to the announcement of a business combination, a SPAC has no ongoing business activities other than seeking a business combination, and its common shares may lack liquidity and trade at a discount to its redemption value. At the time of a proposed combination, public shareholders are generally afforded the right to redeem their shares for their proportionate value of the SPAC trust. Public shareholders may not have a meaningful opportunity to vote on the proposal because certain shareholders, including those affiliated with the SPAC management team, may have sufficient voting power, and financial incentive, to approve a transaction without public shareholder support. There is no guarantee that a SPAC will propose or complete a business combination. If a SPAC does not complete a business combination within the allotted timeframe, public shares are typically redeemed for cash with funds from the SPAC trust account.  Investments in SPACs may be considered illiquid and subject to restrictions on resale.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of future performance. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting capital expenditures. Basis point is one hundredth of one percent.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfunds.com. Please read the Fund’s Prospectus carefully before investing.

Distributed by Quasar Distributors, LLC

Greenspring Fund

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years (Unaudited)

Average Annual Total Returns	For Years Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	-8.67%	6.32%	5.47%	6.22%
Russell 3000 Value Index	-7.98%	5.88%	6.50%	10.16%
Blended Benchmark	-5.27%	4.54%	5.27%	7.42%
Lipper Flexible Portfolio Fund Index	-15.19%	3.50%	4.55%	6.15%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfunds.com or by calling 1-800-366-3863 toll free. Effective May 1, 2018, the Fund no longer imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 3000 Value Index is a capitalization-weighted index composed of those companies that are among the largest 3,000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates. This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements. The “Blended Benchmark” is a weighted average comprised of 60% Russell 3000 Value Index / 30% ICE BAML 1-3yr BB Cash Pay High Yield Index / 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is described above. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month. The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index. An index return does not reflect a deduction for fees, expenses, or taxes.

Greenspring Fund

EXPENSE EXAMPLE For the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	12/31/22	7/1/22	12/31/22	7/1/22 – 12/31/22(1)
Actual Expenses(2)	1.12%	$1,000.00	$1,042.20	$5.77
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.12%	$1,000.00	$1,019.56	$5.70

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns of 4.22% for the six month-period ended December 31, 2022.

Greenspring Fund

SCHEDULE OF INVESTMENTS at December 31, 2022

	Shares/Units	Value
COMMON STOCKS: 79.9%

Apparel & Textiles: 2.0%
Levi Strauss & Co.	171,905	$2,667,966

Beverages – Soft: 0.3%
The Coca-Cola Co.	6,871	437,064

Building Products: 1.2%
Advanced Drainage Systems, Inc.	3,510	287,715
Owens Corning	16,151	1,377,680
		1,665,395

Business Software & Services: 2.6%
Amdocs Ltd.#	16,504	1,500,213
Avid Technology, Inc.*	20,520	545,627
Dun & Bradstreet Holdings, Inc.	123,064	1,508,765
		3,554,605

Chemicals: 3.5%
DuPont de Nemours, Inc.	49,831	3,419,902
The Sherwin-Williams Co.	5,352	1,270,190
		4,690,092

Commercial Banks & Thrifts: 7.5%
American National Bankshares, Inc.	35,987	1,329,000
OceanFirst Financial Corp.	47,753	1,014,751
Primis Financial Corp.	353,147	4,184,792
Shore Bancshares, Inc.	123,112	2,145,842
WSFS Financial Corp.	33,305	1,510,049
		10,184,434

Commercial Services & Supplies: 3.4%
Johnson Controls International plc#	71,685	4,587,840

Computer Communications: 2.2%
Cisco Systems, Inc.	62,264	2,966,257

Diversified Financial Services: 0.5%
Cannae Holdings, Inc.*	28,822	595,174

Electrical Equipment & Instruments: 1.6%
Emerson Electric Co.	14,825	1,424,089
nVent Electric plc#	20,000	769,400
		2,193,489

Engineering & Construction: 7.2%
EMCOR Group, Inc.	33,710	4,992,788
MYR Group, Inc.*	52,341	4,819,036
		9,811,824

Exploration & Production: 2.4%
EOG Resources, Inc.	25,226	3,267,272

Healthcare Equipment & Supplies: 3.8%
Abbott Laboratories	10,500	1,152,795
Envista Holdings Corp.*	28,486	959,124
Medtronic plc#	39,666	3,082,841
		5,194,760

Information Technology Services: 9.3%
KBR, Inc.	184,585	9,746,088
Visa, Inc. – Class A	13,905	2,888,903
		12,634,991

Insurance: 4.3%
Chubb Ltd.#	10,868	2,397,481
W.R. Berkley Corp.	47,610	3,455,057
		5,852,538

Internet Retail: 1.2%
Amazon.com, Inc.*	19,870	1,669,080

Investment Company: 0.2%
Blue Whale Acquisition Corp I*#	3,000	29,370
Colombier Acquisition Corp. – Class A*	9,605	95,474
EG Acquisition Corp. – Class A*	7,351	73,289
Post Holdings Partnering Corp. – Class A*	6,568	65,220
		263,353

Lodging: 1.9%
Wyndham Hotels & Resorts, Inc.	36,748	2,620,500

Media & Entertainment: 6.2%
Alphabet, Inc. – Class C*	44,659	3,962,593
Ziff Davis, Inc.*	56,985	4,507,514
		8,470,107

Oil Refining & Marketing: 0.2%
Phillips 66	2,813	292,777

Pharmaceuticals: 1.0%
Johnson & Johnson	7,337	1,296,081

Real Estate Investment Trust: 1.1%
American Homes 4 Rent	51,119	1,540,727

Specialty Chemicals: 0.3%
International Flavors & Fragrances, Inc.	4,249	445,465

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Con’t)

	Shares/Units	Value
COMMON STOCKS: 79.9% (Con’t)

Transportation & Logistics: 1.9%
United Parcel Service, Inc. – Class B	14,441	$2,510,423

Truck Dealerships: 0.9%
Rush Enterprises, Inc. – Class A	11,893	621,766
Rush Enterprises, Inc. – Class B	11,552	650,031
		1,271,797

Utilities: 1.6%
NextEra Energy, Inc.	26,555	2,219,998

Waste Management Services: 7.6%
Republic Services, Inc.	79,747	10,286,566

Wireless Telecommunication Services: 4.0%
T-Mobile US, Inc.*	38,933	5,450,620
TOTAL COMMON STOCKS
(cost $60,787,466)		108,641,195

PREFERRED STOCKS: 1.8%

Oil & Gas Storage & Transportation: 1.8%
GasLog Partners LP, Series A, 8.625%# º	85,792	2,076,990
GasLog Partners LP, Series B, 8.200%# º	13,963	342,094
TOTAL PREFERRED STOCKS
(cost $2,041,070)		2,419,084

EXCHANGE TRADED FUNDS: 2.1%
Invesco Solar ETF*	39,959	2,914,609
TOTAL EXCHANGE TRADED FUNDS
(cost $1,337,587)		2,914,609

	Principal

CONVERTIBLE BONDS: 2.4%@

Commercial Banks & Thrifts: 0.3%
Hope Bancorp, Inc., 2.000%, 5/15/38	$346,000	339,772

Consumer Finance: 0.3%
LendingTree, Inc., 0.500%, 7/15/25	535,000	391,941

Healthcare Equipment & Supplies: 0.3%
Haemonetics Corp., 6.081%, 3/1/26#	500,000	415,650

Media & Entertainment: 0.7%
Ziff Davis, Inc., 1.750%, 11/1/26 144A	1,000,000	1,002,000

Real Estate Investment Trust: 0.8%
Blackstone Mortgage Trust, Inc.,
4.750%, 3/15/23	350,000	346,719
DigitalBridge Group, Inc.,
5.000%, 4/15/23	703,000	695,970
		1,042,689
TOTAL CONVERTIBLE BONDS
(cost $3,149,265)		3,192,052

CORPORATE BONDS: 11.7%@

Aerospace & Defense: 0.8%
TransDigm, Inc.,
6.375%, 6/15/26	1,091,000	1,063,087
7.500%, 3/15/27	44,000	43,603
		1,106,690

Auto Components: 0.3%
Dana Financing Luxembourg Sarl,
5.750%, 4/15/25 144A#	180,000	176,432
The Goodyear Tire & Rubber Co.,
5.000%, 5/31/26	296,000	279,697
		456,129

Automobiles: 0.1%
Jaguar Land Rover Automotive Plc,
5.625%, 2/1/23 144A#	150,000	149,346

Building Products: 0.2%
Griffon Corp., 5.750%, 3/1/28	369,000	338,207

Casinos & Gaming: 0.2%
Scientific Games International, Inc.,
8.625%, 7/1/25 144A	200,000	204,384

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Con’t)

	Principal	Value
CORPORATE BONDS: 11.7%@ (Con’t)

Chemicals: 0.1%
The Scotts Miracle-Gro Co.,
4.500%, 10/15/29	$120,000	$97,416

Commercial Services & Supplies: 0.3%
Stericycle, Inc., 5.375%, 7/15/24 144A	375,000	369,999

Consumer Finance: 0.5%
Credit Acceptance Corp.,
5.125%, 12/31/24 144A	150,000	141,364
6.625%, 3/15/26	500,000	474,694
		616,058

Energy Equipment & Services: 0.0%
Weatherford International Ltd.,
11.000%, 12/1/24 144A#	63,000	64,498

Energy Midstream: 0.5%
Antero Midstream Partners LP/Antero
Midstream Finance Corp.,
7.875%, 5/15/26 144A	100,000	101,370
New Fortress Energy, Inc.,
6.750%, 9/15/25 144A	625,000	592,575
		693,945

Engineering & Construction: 0.2%
Williams Scotsman International, Inc.,
6.125%, 6/15/25 144A	250,000	247,887

Exploration & Production: 0.1%
PDC Energy, Inc.,
6.125%, 9/15/24	111,000	110,558
5.750%, 5/15/26	80,000	76,496
		187,054

Food & Staples Retailing: 0.4%
Albertsons Cos, Inc./Safeway, Inc./
New Albertsons LP/Albertsons LLC,
7.500%, 3/15/26 144A	250,000	255,692
Safeway, Inc., 7.450%, 9/15/27	273,000	278,784
		534,476

Healthcare Equipment & Supplies: 0.0%
Owens & Minor, Inc., 4.375%, 12/15/24	20,000	19,363

Healthcare Providers & Services: 0.4%
Encompass Health Corp.,
5.750%, 9/15/25	243,000	240,497
Tenet Healthcare Corp., 4.625%, 7/15/24	250,000	244,179
		484,676

Household & Personal Products: 0.5%
Coty, Inc., 6.500%, 4/15/26 144A	115,000	110,578
Spectrum Brands, Inc., 5.750%, 7/15/25	614,000	607,964
		718,542

Internet Media & Services: 0.1%
Uber Technologies, Inc.,
7.500%, 5/15/25 144A	172,000	172,126

Leisure: 0.1%
Cedar Fair LP/Canada’s Wonderland Co./
Magnum Management Corp./
Millennium Op., 6.500%, 10/1/28	80,000	77,502

Lodging: 0.6%
Arrow Bidco LLC,
9.500%, 3/15/24 144A	650,000	649,404
Marriott Ownership Resorts, Inc.,
4.750%, 1/15/28	141,000	122,999
		772,403

Machinery: 0.6%
EnPro Industries, Inc., 5.750%, 10/15/26	803,000	782,684

Media & Entertainment: 1.4%
Cinemark USA, Inc.,
8.750%, 5/1/25 144A	500,000	506,239
iHeartCommunications, Inc.,
8.375%, 5/1/27	1,661,000	1,415,982
		1,922,221

Metals & Mining: 1.2%
Arconic Corp., 6.000%, 5/15/25 144A	40,000	39,424
Cleveland-Cliffs, Inc.,
6.750%, 3/15/26 144A	190,000	190,802
5.875%, 6/1/27	752,000	719,698
Compass Minerals International, Inc.,
4.875%, 7/15/24 144A	429,000	415,079
First Quantum Minerals Ltd.,
6.500%, 3/1/24 144A#	250,000	244,937
		1,609,940

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Con’t)

	Principal	Value
CORPORATE BONDS: 11.7%@ (Con’t)

Packaging & Containers: 0.1%
Crown Americas LLC/Crown Americas
Capital Corp VI, 4.750%, 2/1/26	$175,000	$170,182

Real Estate Investment Trust: 0.5%
iStar, Inc.,
4.750%, 10/1/24	325,000	323,118
5.500%, 2/15/26	100,000	99,915
MPT Operating Partnership LP/
MPT Finance Corp., 5.000%, 10/15/27	350,000	294,966
		717,999

Retail: 0.4%
Signet U.K. Finance plc,
4.700%, 6/15/24#	510,000	497,242

Software & Services: 0.5%
Consensus Cloud Solutions, Inc.,
6.000%, 10/15/26 144A	539,000	506,394
Gen Digital, Inc.,
5.000%, 4/15/25 144A	50,000	48,748
PTC, Inc., 3.625%, 2/15/25 144A	145,000	138,331
		693,473

Technology Hardware & Equipment: 0.2%
CDW LLC/CDW Finance Corp.,
3.250%, 2/15/29	290,000	247,505

Trading Companies & Distributors: 0.5%
United Rentals North America, Inc.,
3.875%, 11/15/27	500,000	463,560
WESCO Distribution, Inc.,
7.125%, 6/15/25 144A	200,000	202,942
		666,502

Utilities: 0.9%
NextEra Energy Operating Partners LP,
4.250%, 7/15/24 144A	409,000	397,397
NRG Energy, Inc.,
6.625%, 1/15/27	164,000	162,882
5.750%, 1/15/28	718,000	675,135
		1,235,414
TOTAL CORPORATE BONDS
(cost $16,703,848)		15,853,863

	Shares
SHORT-TERM INVESTMENTS: 1.3%

Money Market Funds: 1.3%^
First American Treasury
Obligations Fund, Class X, 4.177%º	1,745,664	1,745,664
TOTAL SHORT-TERM INVESTMENTS
(cost $1,745,664)		1,745,664
TOTAL INVESTMENTS IN SECURITIES
(cost $85,764,900): 99.2%		134,766,467
Other Assets and Liabilities 0.8%		1,132,743
NET ASSETS: 100.0%		$135,899,210

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of December 31, 2022, the value of these investments was $6,927,948 or 5.1% of total net assets.

^	Rate shown is the 7-day effective yield at December 31, 2022.
º	The coupon rate shown on variable rate securities represents the rates at December 31, 2022.
@	Level 2 Securities.
#	Zero coupon bond. Yield to maturity shown.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2022

ASSETS
Investments in securities, at value (cost $85,764,900)	$134,766,467
Cash	450,969
Receivables:
Dividends and interest	416,555
Securities sold	376,877
Fund shares sold	24,750
Prepaid expenses	39,106
Total assets	136,074,724

LIABILITIES
Payables:
Due to affiliate (Note 5)	92,190
Fund shares redeemed	12,358
Accrued expenses	70,966
Total liabilities	175,514

NET ASSETS	$135,899,210

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	6,123,504

Net asset value, offering and redemption price per share	$22.19

COMPONENTS OF NET ASSETS
Capital stock at par value	$61,235
Paid-in capital	86,635,107
Distributable earnings	49,202,868
NET ASSETS	$135,899,210

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 2022

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $1,441)	$2,202,048
Interest	992,877
Total income	3,194,925

Expenses
Advisory fees (Note 5)	1,111,714
Administration fees	71,827
Sub transfer agent fees	57,244
Transfer agent fees	53,798
Directors fees	52,500
Legal fees	50,560
Administration fees – Corbyn (Note 5)	44,822
Fund accounting fees	40,395
Blue sky fees	34,292
Audit fees	29,500
Insurance fees	28,451
Reports to shareholders	17,995
Custody fees	13,609
Miscellaneous fees	14,062
Total expenses	1,620,769
Net investment income	1,574,156

NET REALIZED AND CHANGE IN NET UNREALIZED LOSS ON INVESTMENTS
Net realized gain on sale of investments	7,110,118
Change in net unrealized depreciation on investments	(23,546,360)
Net realized and change in net unrealized loss on investments	(16,436,242)
Net decrease in net assets resulting from operations	$(14,862,086)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,574,156	$637,858
Net realized gain on sale of investments	7,110,118	10,252,564
Change in net unrealized appreciation (depreciation) on investments	(23,546,360)	25,597,662
Net increase (decrease) in net assets resulting from operations	(14,862,086)	36,488,084

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	(10,519,446)	(12,760,256)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)	(11,491,481)	10,317,757

Total increase (decrease) in net assets	(36,873,013)	34,045,585

NET ASSETS
Beginning of year	172,772,223	138,726,638
End of year	$135,899,210	$172,772,223

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Value	Shares	Value
Shares sold	255,510	$6,318,982	1,181,493	$30,616,960
Shares issued in reinvestment of distributions	451,607	10,084,287	476,226	12,308,857
Shares redeemed	(1,160,806)	(27,894,750)	(1,284,675)	(32,608,060)
Net increase (decrease)	(453,689)	$(11,491,481)	373,044	$10,317,757

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.27	$22.36	$22.13	$19.77	$24.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.10	0.30	0.30	0.40
Net realized and unrealized gain (loss) on investments	(2.55)	5.83	0.47	3.80	(2.78)
Total from investment operations	(2.29)	5.93	0.77	4.10	(2.38)

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.11)	(0.33)	(0.35)	(0.39)
From net realized gain	(1.51)	(1.91)	(0.21)	(1.39)	(1.79)
Total distributions	(1.79)	(2.02)	(0.54)	(1.74)	(2.18)
Net asset value, end of year	$22.19	$26.27	$22.36	$22.13	$19.77
Total return	(8.67%)	26.83%	3.78%	20.86%	(10.15%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$135.9	$172.8	$138.7	$192.2	$203.6
Ratio of expenses to average net assets	1.09%	1.07%	1.12%	1.04%	1.01%
Ratio of net investment income to average net assets	1.06%	0.40%	1.45%	1.29%	1.60%
Portfolio turnover rate	11%	29%	31%	13%	30%

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2022

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the- counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

The Board of Directors (the “Board”) has designated Corbyn as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. As such, the Adviser has adopted and implemented policies and procedures for making Fair Value determinations for the Fund’s assets in the absence of a market price for any asset where quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers, or independent pricing services are unreliable, and the Adviser shall make such determinations in accordance with the Adviser’s fair valuation policy.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Con’t)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2022:

	Quoted Prices	Significant Other	Significant	Carrying Value,
	in Active	Observable	Unobservable	at December 31,
	Market	Inputs	Inputs	2022
	Level 1	Level 2	Level 3	Total
Common Stocks*	$108,641,195	$—	$—	$108,641,195
Preferred Stocks*	2,419,084	—	—	2,419,084
Exchange Traded Funds*	2,914,609	—	—	2,914,609
Convertible Bonds*	—	3,192,052	—	3,192,052
Corporate Bonds*	—	15,853,863	—	15,853,863
Short-Term Investments	1,745,664	—	—	1,745,664
Total	$115,720,552	$19,045,915	$—	$134,766,467

*  See Schedule of Investments for industry breakdown.

The Fund did not have any Level 3 securities during the year ended December 31, 2022.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 13, 2022 an income dividend of $0.15 per share, short-term capital gain distribution of $0.00434 per share and long-term capital gain distribution of $0.34236 per share was declared, payable on July 14, 2022, to shareholders of record on July 12, 2022. Additionally, on December 21, 2022, an income dividend of $0.12530, a short-term capital gains distribution of $0.00180 and a long-term capital gains distribution of $1.16000 per share was declared, payable on December 22, 2022 to shareholders of record on December 20, 2022. The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

Distributions paid from:	December 31, 2022	December 31, 2021
Ordinary income	$1,673,909	$ 1,376,622
Long-term capital gain	$8,845,537	$11,383,634

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Con’t)

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2022.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2022, purchases and sales of investments, other than short-term investments, aggregated $15,746,918 and $34,415,663, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

As of, and during, the year ended December 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2019-2022).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2022, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$85,904,926
Gross tax unrealized appreciation	52,138,486
Gross tax unrealized depreciation	(3,276,945)
Net tax unrealized appreciation	48,861,541
Undistributed ordinary income	86,810
Undistributed long-term capital gain	254,517
Total distributable earnings	341,327
Other accumulated gains/losse	—
Total accumulated earnings	$49,202,868

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Con’t)

effect on net assets or net asset value per share. For the year ended December 31, 2022, the Fund did not have any reclassifications between paid in capital and distributable earnings.

As of December 31, 2022, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the year ended December 31, 2022, the Fund incurred $1,111,714 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the year ended December 31, 2022, the Fund incurred $44,822 in administrative fees to Corbyn.

At December 31, 2022, investors for whom Corbyn was investment adviser held 765,420 shares of the Fund.

Note 6 – COVID-19

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Note 7 – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2022, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Note 8 – Subsequent Events

Management has evaluated other events and transactions occurring after December 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Greenspring Fund, Incorporated

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

Greenspring Fund

NOTICE TO SHAREHOLDERS December 31, 2022 (Unaudited)

Tax Information
For the year ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 100.00%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2022, which is designated as qualifying for the dividends-received deduction, is 99.03%.

For foreign shareholders in the Fund, for the year ended December 31, 2022, 31.73% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 1.43% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended December 31, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
We will mail only one physical copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses that have made such elections in accordance with Rule 30e-3 and shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfunds.com.

Greenspring Fund

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Number
Name and	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year

Interested
Directors and Officers
Charles vK. Carlson(2)	President	From March 1993 to present.	President and Director of the	One	None
Year of Birth: 1959	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson(2)	Director	From February 1994 to present.	President and Chair of the	One	None
Year of Birth: 1957			Business Department at Shapiro
Sher Guinot & Sandler (a law
firm) from February 1999 to
present. Partner of Shapiro Sher
Guinot & Sandler from February
1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President,	One	None
Year of Birth: 1961	Chief Financial Officer	From February 1994 to present.	Portfolio Manager – Equities and
	Director	From March 1992 to present.	Director of the Fund’s Adviser.

Independent Directors(3)
David T. Fu	Director	From May 1990 to present.	Retired.	One	None
Year of Birth: 1956

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
Year of Birth: 1965			Operations at the Gilman
School from June 2003 to present.
Adjunct Professor of Financial
Accounting at Johns Hopkins
University from February 2013
to present.

Greenspring Fund

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con’t)

Number
Name and	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year

Officers
Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
Year of Birth: 1967	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.	Chief Compliance Officer
of the Fund’s Adviser from
December 31, 2016 to present.
Secretary of the Fund’s Adviser
from June 14, 2017 to present.

(1)	Directors serve an indefinite term; officers serve a term of one year.
(2)	Mr. Charles vK. Carlson and Mr. William E. Carlson are brothers.
(3)	Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund.

Greenspring Fund

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Greenspring Fund (the “Fund”) has adopted and implemented a Liquidity Risk Management Program (the “Program”). The Board of Directors (the “Board”) of the Fund has appointed Corbyn Investment Management, the Fund’s investment adviser, to serve as the administrator (the “Administrator”) of the Program. The Administrator implemented the Program effective June 1, 2019 and is responsible for the day-to-day administration of the Program. Under the Program, the Administrator manages the Fund’s liquidity risk, which is the risk that the Fund can’t meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by a third-party liquidity assessment vendor. The Board reviewed a report prepared by the Administrator regarding the operation and effectiveness of the Program for the period June 1, 2021 through June 30, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the Administrator provided its assessment that the Program has been effective in managing the Fund’s liquidity risk.

Greenspring Fund

PRIVACY POLICY December 31, 2022 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Annual Report.

Greenspring Fund

Performance Since Inception on
July 1, 1983 through December 31, 2022
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2022. The total value of $313,851 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended December 31, 2022 were -8.67%, 6.32%, 5.47%, 6.22% and 8.87%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

(This Page Intentionally Left Blank.)

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfunds.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$26,000	$26,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund Inc

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 3/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 3/8/2023

By (Signature and Title)*    /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date 3/8/2023

* Print the name and title of each signing officer under his or her signature.